Intangible Assets - Expected remaining amortization expense (Details) - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024	Dec. 31, 2023
Intangible Assets
2025 (remaining six months)	$ 32
2026	63	$ 63
2027	63	63
2028	63	63
2029	63	63
Thereafter	70
Total intangible assets, net	$ 354	$ 385	$ 448